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                                                                    EXHIBIT 10.6

                             ENGLISH TRANSLATION OF

                      THE EXECUTED ENTRUSTED LOAN AGREEMENT

                                  BY AND AMONG

                  BEIJING MED-PHARM MARKET CALCULATING CO. LTD.

                                       AND

                              CITIC INDUSTRIAL BANK

                                       AND

                     BEIJING WANWEI PHARMACEUTICAL CO. LTD.

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                             ENTRUSTED LOAN CONTRACT

                                       CONTRACT NO.: 2004 YIN WEI DAI ZI NO.3045

Party A: Beijing Med-pharm Market Calculating Co. Ltd.(principal)
Domicile: 2002, Capital Mansion, No. 6 South Xinyuan Road, Chaoyang District, Beijing China
Post Code: 10004
Telephone: 84862122
Fax: 84862121
Legal Representative: Gao Xiaoying
Account Bank and Account Number: CITIC Industrial Jingcheng Branch, 7110210182400027772

Party B:  CITIC Industrial Bank (entrusted party)
Domicile: Fuhua Plaza, C Building, Chaoyang Men Bei Da Jie, Dong Cheng District, Beijing
Post Code: 100027
Telephone: 65541658
Fax: 65541671
Legal representative/Person in Charge: Dou Jianzhong
Account Bank and Account Number: the Bank of China, Business Department

Party C:  Beijing Wanwei Pharmaceutical Co. Ltd. (the party using the loan)
Domicile: No. 25, A Dong Hua Shi Bei Li, Chongwen District, Beijing, China Post Code: 100062
Telephone:
Fax:
Legal representative/Person in charge: Guo Yong
Account Bank and Account Number:

Signature place of the contract: Beijing_
Signature date of the contract: December 27, 2004

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In order to utilize its own fund more efficiently, Party A entrusted Party B to advance a loan to Party C. In accordance with the Contract Law and other relevant laws and regulations, after the equal consultation, Party A, Party B and Party C mutually agreed on the following terms:

ARTICLE 1 KIND OF CURRENCY, AMOUNT AND TERM OF THE ENTRUSTED LOAN

Party A entrusts its own fund to Party B to advance a loan to Party C, and shall recover the principal and obtain the interest within the agreed period. The currency of the loan under this Contract is RMB; the amount of the loan is seven hundred million; the term of the loan is nine months starting from December 27, 2004 to September 27, 2005.

ARTICLE 2 COMMISSION FEES

1. The rate of commission fees determined by Party B as per the actual amount and term of the loan provided shall be 2%.

2.    Method of collecting the commission fees

      Within three (3) business days after effectiveness of this Contract, such fees shall be paid by Party C to Party B in a lump sum or be directly deducted from the account of Party C in a lump sum.

3. Collection of such commission fees shall not be affected by whether the entrusted loan has been repaid or is early repaid.

ARTICLE 3 USAGE OF THE LOAN

1. Party C will use the principal under this Contract for the repayment of the indebtedness due and payable to Beijing Wanhui Pharmaceutical Group, but Party B shall not take any responsibility for utilization of such loan by Party C.

2. Without the written consent by Party A, Party C shall not change the usage of the loan.

ARTICLE 4 ACCOUNT OF PARTY A

1. Party A shall open a savings account of the entrusted loan with Party B within three (3) days after the signing of this Contract.

2. Party A shall deposit the full amount of the entrusted loan in the amount of RMB seven million yuan into the savings account of the entrusted loan in a lump sum within three (3) days after the signing of this Contract.

3. Under no circumstances shall the amount of each drawdown by Party C exceed the

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      balance amount in the account of Party A.

ARTICLE 5 ACCOUNT OF PARTY C

1. After effectiveness of this Contract but before using the loan, Party C shall open the loan account and the RMB settlement account with Party B or its branches, in order to handle the formalities for drawdown, repayment of the principal, payment of interests and payment of fees, etc.

2. Party C shall deposit sufficient sum into the account for the payment by no less than 5 days before each due date of principle and interest.

3. B party or its branches shall be given the first priority to deal with the settlement for sale of product in connection with the project [or the trade] under this loan on the same conditions.

ARTICLE 6 INTEREST RATE OF THE ENTRUSTED LOAN AND METHOD OF INTEREST CALCULATION

1. The annual interest rate of the entrusted loan is 5.2 %. If Party A and Party C adjust the interest rate or change the method of interest calculation during the term of performing the Contract, party A shall inform Party B in writing, and Party B shall calculate the interest in accordance with the adjusted interest rate from the second business day after receipt of the notice. The agreed interest rate shall not violate the provisions of the People's Bank of China.

2. The method of interest calculation: The interest is computed on the basis of the actual amount of drawdown and number of days elapsed from the first date of drawdown by Party C. The calculation is based on there are 360 days per year.

3. Payment of interests: Party C shall make payment for interest on quarterly basis, the interest payment dates being March 21, June 21, September 21 and December 21 each year. If the last repayment date of the loan principal does not fall on an interest payment date, Party C shall pay off all the interest payable on the last repayment date of loan principal. Party B must make payment for interest on each interest payment date, or Party B may directly deduct the sum from the savings account of Party C. If Party C fails to pay interest in full on time and the balance amount of the savings account of Party C is not sufficient for payment of the interest due, Party B has the right to charge liquidated damages on the unpaid amount of interest falling due at the rate of 0.1% per day.

ARTICLE 7 INTEREST OVERDUE

If Party C fails to make repayment in accordance with the repayment schedule or reach any agreement on extension of the loan, it shall constitute overdue loan. Party B shall have right to charge the overdue interest on the amount of the loan overdue in accordance with the interest

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rates stipulated by the People's Bank of China. If the People's Bank of China
changes the interest rates, such changed rates shall apply.

ARTICLE 8 CONDITIONS PRECEDENT TO DRAWDOWN

Party C can make drawdown only after the following conditions are satisfied in full:

1. Party C has opened loan account and relevant Renminbi account with Party B or its branches.

2.    This Contract has become duly effective.

3. Party C has submitted to Party B the name list and specimen signatures of the personnel of the said company (enterprise) who have the right to execute this Contract and the documents and instruments hereunder.

4. Party B have received the "application for drawing the entrust loan" submitted by Party C.

5.    The conditions to drawdown agreed by the parties hereto.

ARTICLE 9 DRAWDOWN PLAN

After effectiveness of this Contract, Party C must apply for using the loan under this Contract in accordance with the following drawdown plan. If Party C needs to make an early drawdown, it must obtain the consent from Party A and Party B.

Drawing    Drawdown      Drawdown      Drawing   Drawdown    Drawdown
 Times      Dates         Amount        Times     Dates       Amount
-------   ----------   ------------    -------   --------    --------
 First    27/12/2004   7,000,000.00    Fifth        --          --
 Second           --             --    Sixth        --          --
 Third            --             --
 Fourth           --             --

ARTICLE 10 REPAYMENT AND EARLY REPAYMENT

1. After making drawdowns, Party C must repay the loan under this Contract strictly in accordance with the repayment schedule. If Party C needs to adjust the repayment schedule, it must apply in writing 30 days prior to the due date and shall obtain the written consent from Party A.

Repayment   Repayment      Repayment     Repayment    Repayment    Repayment
  Times       Dates         Amount         Times        Dates       Amount
---------   ----------   ------------    ---------    ---------    ---------
 First      27/09/2005   7,000,000.00      Fifth          --           --
Second              --             --      Sixth          --           --

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
 Third              --             --
Fourth              --             --

2.    Party C shall make early repayments without the written consent from Party
      A.

3. If Party C intends to make early repayment, it shall apply in writing to Party A and Party B at the same time. Party A shall also reply in writing. The amount of early repayment agreed by Party A shall be first used for repayment of the installment last due, i.e., repayment in a reversed order.

4. Party C shall not request to draw down the part which is prepaid with the consent from Party A.

5. If Party C fails to make repayment in accordance with the repayment schedule, Party B has the right to deduct any sum in all of Party C's bank accounts opened with the branches of CITIC Industrial Bank so as to set off such amount overdue.

6. Any sum paid by Party C under this Contract and any sum deducted by Party B from the account(s) of Party C shall be used first to pay for the interest due and the liquidated damages, and then be used to repay the principal falling due.

ARTICLE 11 CERTIFICATE OF INDEBTEDNESS

Party B shall record all the principal, interest, expenses and any other sums owed by Party C under this Contract in the internal account book of Party B. This record and the instruments and receipts normally occurred and maintained by Party B in the course of its handling the drawdown, repayment of principal and payment of interest by Party C shall be the valid evidence of the credit right and debt between Party A and Party C.

ARTICLE 12 SECURITY

The principal and interest (including default interest and relevant expenses) shall be provided separately in Article 2.2.3 (3) of the Share Transfer and Debt Restructuring Agreement between Beijing Med-pharm Corporation and Beijing Wanhui Pharmaceutical Group.

ARTICLE 13 REPRESENTATIONS AND WARRANTIES OF PARTY A

1.    Party A hereby represents as follows:

      (1) The loan supplied by Party A belongs to its own lawful funds which it may freely disburse.

      (2) Party A shall have the right to undertake the activities under this Contract in the light of the laws, policies and its own rules and systems.

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      (3)   Party A executes and performs this Contract voluntarily, which represent its true intention and have obtained all necessary lawful authorizations, and the formalities necessary for execution and performance of this Contract by Party A have been completed.

      (4) The borrower of the entrusted loan under this Contract is designated by Party A; the usage, interest rate and term of the loan are all confirmed by Party A.

      (5)   The risks of loan losses under this Contract shall be borne by Party
            A. Party B shall not bear any risks of loan losses.

2.    Party A hereby warrants as follows:

      It will deposit its own funds into savings account of the entrusted loan in accordance with Article 4 of this Contract, and guarantee that balance of the account shall be no less than the fund that Party C will draw upon under this Contract.

ARTICLE 14 REPRESENTATIONS AND WARRANTIES OF PARTY B

1.    Party B hereby represents as follows:

      (1) Party B is eligible to execute this Contract and the relevant documents, and has the right to perform the rights and obligations under this Contract.

      (2) Execution of this Contract by Party B shall not be deemed as providing security for Party C by Party B.

2.    Party B hereby warrants as follows:

      (1) It will assist Party A in examining Party C's credit and handling relevant lending formalities.

      (2) It will advance the loan as per the provisions of this Contract and assist Party A to recover the principal and interest of the loan.

      (3) It undertakes that it will not increase interest at will or do so in a disguised form.

ARTICLE 15 REPRESENTATIONS AND WARRANTIES OF PARTY C

1.    Party C hereby represents as follows:

      (1) Party C has the civil legal capacity and capacity for civil acts required for execution and performance of this Contract, and can independently assume the civil responsibilities.

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      (2)   Party B executes and performs this Contract voluntarily, which represent its true intention and have obtained all necessary lawful authorizations. The above-mentioned authorization and execution and performance under such authorization does not breach the Articles of Association of Party C or any laws and regulations or contract binding on Party C. And the formalities necessary for execution and performance of this Contract by Party C have been legally and validly completed.

      (3) All documents, information, statements and vouchers provided by Party C to Party A and Party B for obtaining the loan under this Contract are precise, true, complete and valid.

      (4) Party C does not hide any event occurred or threatening to occur which may make Party A disagree to provide the loan under this Contract.

2.    Party C hereby warrants as follows:

      (1) It will use the loan in accordance with the purpose provided in this Contract, and will not occupy the loan by way of misappropriation or inappropriate disbursement.

      (2) It will repay the principal and pay the interest as well as relevant expenses in accordance with the repayment schedule under this Contract.

      (3) It will provide credit certification and/or the most updated financial statements as requested by Party B.

      (4) No matter that Party C has entered into or will enter into any counter security agreement or like agreement with the security provider regarding the latter's obligations of providing security, such agreement shall prejudice any right and interest of Party A under this Contract in law or in fact.

      (5) It shall accept the credit inspection and supervision by Party B, and provide sufficient assistance and cooperation.

      (6) It will not reduce its registered capital by any means; will not conduct any material change in ownership or any adjustment of its method of business operation without the written consent from Party A.

      (7) It will inform Party A and Party B in a timely manner if it provides any credit guarantee or creates any mortgage or pledge over its own assets for a third party.

      (8) The order of priority of the debt repayment by Party C under this Contract shall not

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            be lower than that of the debts of same kind owing other creditors.

      (9) Party C undertakes to inform Party A and Party C within 3 days after the following events occur:

            - an event of default occurs under this Contract and any loan contract or security contract it entered into with any department or branch of the CITIC Industrial Bank, other banks or non-banking financial institutions or entities;

            - any change in the subordination relationship of Party C or its senior management, amendment to its Articles of Association, or any adjustment of its organizational structure;

            - Party C encounters severe difficulty(ies) in its business operation or its financial situation deteriorates;

            - material dispute on credit right and debt incurred by Party C leading to law suit or arbitration, etc.

      (10) Party C undertakes that it will pay the commission fees to Party B as agreed.

3. The representations and warranties made by Party C in this Article shall be continuously valid and shall be deemed as being repeated by Party C when this Contract is amended, supplemented or modified.

4. Party C acknowledges that the execution of this Contract by Party A and Party B is based on the confidence in the above-mentioned representations and warranties.

ARTICLE 16 EVENT OF BREACH AND LIABILITY OF BREACH

1.    Any of the following events constitutes a default by Party C under this
      Contract:

      (1) Party C fails to use the loan in accordance with the usages provided in this Contract;

      (2) Party C fails to pay the commission fee to Party B on time in accordance with this Contract;

      (3) Party C fails to repay the amount of principal or pay the amount of interest falling due or other sums payable in accordance with this Contract;

      (4) Party C violates any warranty made in Article 15 or any of its representations is untrue.

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      (5)   Party C violates any other provisions in respect of its obligation under this Contract.

2. In case of occurrence of the above-mentioned events of default, Party C shall notify Party A and Party B in time, and Party B may, upon obtaining consent from Party A, take the following actions individually or simultaneously:

      (1) to demand Party C to correct its acts of default within limited period of time;

      (2)   to deduct the unpaid commission fee owned by Party C to Party B;

      (3)   to cease using or cancel the facility undrawn by Party C;

      (4) to declare immediate maturity of the principal and the interest under this Contract in whole, and demand Party C to immediately pay off the principal and interest of the loan and the expenses owed;

3.    Party B's events of default and consequence thereof

      (1) Party B rejects Party C's drawdown in accordance with the provision of this Contract without due reason;

      (2)   violation of any provision agreed in Article 14 of this Contract.

4. In the event of the above-mentioned events of default on the side of Party B, Party A or Party C has the right to take the following actions individually or simultaneously:

      (1)   to demand Party B to correct its act of default;

      (2)   Party C has the right of early repayment.

5. Occurrence of the following events shall constitute default by Party A under this Contract:

      (1) failure to deposit or remit the sufficient amount of fund to the savings account of the entrusted loan opened with Party B in accordance with the provisions of this Contract;

      (2)   the source of the entrusted loan is illegal or not regulatory

6. In case of occurrence of the above-mentioned events of default, Party B or Party C has the right to take one or more actions as follows:

      (1) Party B or Party C has the right to demand Party A to correct the circumstances

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            mentioned above within limited period of time;

      (2) Party C has the right to refuse to handle the entrusted loan business for Party A;

      (3)   Party C has the right of early repayment;

      (4) in case of any losses caused to Party B and Party C, it has the right to demand compensation from Party A.

ARTICLE 17 TAXATION

Party B shall withhold Party A's business tax and surcharge in accordance with law. In case of any adjustment of business tax and surcharge during the term of this Contract, Party B shall withhold the business tax and surcharge pursuant to the adjusted tax rate.

ARTICLE 18 EXPENSES

All the expenses (including but not limited to notary expense) in connection with this Contract shall be borne by Party C, unless otherwise stipulated by law or agreed in this Contract.

ARTICLE 19 ASSIGNMENT OF DEBT

1. Party C shall not assign any rights or obligations under this Contract to any third person without prior consent in writing by Party A.

2. Party C may, upon the prior consent in writing by Party A, assign the rights and obligations under this Contract to a third person, and the third person shall unconditionally observe all terms under this Contract.

ARTICLE 20 PERFORMANCE OF THE OBLIGATIONS AND WAIVER OF RIGHTS

1. Unless otherwise stipulated in this Contract, obligations of Party C under this Contract are independent and shall not be affected by the relationship between any party hereto and a third person.

2. Any tolerance, grace period or favor granted to Party C by Party A or deferred exercising of any rights under this Contract by Party A shall not affect, prejudice or limit all rights and interests enjoyed by Party A in accordance with this Contract, the laws and regulations, and shall not be deemed as any waiver of the rights and interests of Party A and Party B under this Contract.

ARTICLE 21 DISPUTE, JURISDICTION AND IMMUNITY

1. The PRC law shall be applicable to the execution, validity, interpretation and

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      performance of this Contract and settlement of disputes. During the term of this Contract, any dispute or controversy arising out of or in connection with the performance of this Contract may be solved by consultation between the parties thereto. In case of failure to be solved by consultation, the three parties agree to accept the jurisdiction of the people's court in the locality of Party B.

2. All the provisions of this Contract shall be remain valid during the course of litigation. Party C shall not refuse to perform its obligations under this Contract by using settlement of the dispute as its excuse.

3. The execution and performance of this Contract by Party C and any activities related to this Contract carried out by it shall be civil acts. Party C is not and will not be entitled to take any economic or administrative measures against Party B or raise objection to or challenge any jurisdiction, trial and enforcement by reason that its organizations, conducts or assets enjoy any immunity rights.

ARTICLE 22 MISCELLANEOUS

   1.    Advance payment arrangement between Party A and Party C:

      (1) Should the Share Transfer and Debt Restructuring Agreement between Beijing Med-pharm Corporation and Wanhui Group executed on the same day as this Contract (the" SHARE TRANSFER AND DEBT RESTRUCTURING AGREEMENT") be approved by the examination and approval authority prior to the expiration of this Contract, Party C shall arrange the repayment of the loan hereunder promptly upon the receipt of advance payment notice from Party B providing Beijing Med-pharm Corporation has become the shareholder of Party C and has input the amount of capital increase to Party C;

      (2) Should the Share Transfer and Debt Restructuring Agreement be terminated for reasons not attributable to Beijing Med-pharm Corporation, the principal and interests hereunder shall become due immediately. Party C shall repay all the principal, interests and fees within two working days upon the receipt of advance payment notice from Party B;

      (3) Should the Share Transfer and Debt Restructuring Agreement be terminated for reasons attributable to Beijing Med-pharm Corporation, the Contract shall be terminated. Party C shall repay the principal hereunder within two working days upon the receipt of advance payment notice from Party B;

      (4) In the incurrence of the above mentioned advance payment, Party A shall inform Party B. Party B shall issued Party C advance payment notice at the instruction of Party A.

   2.    Party B acknowledges that the liquidated damages provided in Article
         6.3 herein and default interests provided in Article 7 herein are charged for the benefit of Party A.

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ARTICLE 23 NOTICES

1. Any notices, request for payment and all kinds of communications under this Contract shall be delivered to the counterparty in accordance with the addresses and fax numbers under this Contract.

2. In case of any change to the address of any party, it shall promptly notify the other two parties.

3. Any notice, request or other correspondence given to Party A and Party C by Party B, including but not limited to those by way of telex, telegraph, facsimile or other means, shall be deemed as delivered once it has been dispatched; the mail shall be deemed as delivered on the third day from the date when the relevant letter has been registered and posted; where the correspondence is sent in person, it shall be deemed as having been delivered when the recipient signs the return receipt.

ARTICLE 24 CONDITIONS TO THE EFFECTIVENESS OF THE CONTRACT

This Contract shall come into force once the following conditions are satisfied at the same time and the term of validity shall run until the repayment of principal and payment of the interest of loan and other related expense hereunder in full:

1. this Contract has been signed by the legal representatives or authorized representatives of the three parties hereto and chopped with the official chops thereof;

2.    the security contract has become effective, if applicable.

ARTICLE 25 MISCELLANEOUS

1. This Contract may be amended and supplemented as agreed to by the three parties in writing; any amendment and supplement hereto shall constitute integral part of the Contract and shall have the equal legal effect with this Contract.

2. In case any provisions of the Contract become illegal, invalid or unenforceable due to any change in laws, regulations or judicial practice, and the legality, validity or enforceability of the remaining provisions of this Contract shall not be affected. Where the above occurs, the three parties shall cooperate closely to amend the relevant provisions of the Contract that have become illegal, invalid or unenforceable as soon as possible.

3. This Contract shall be six originals, each party holding 2 originals, and all the originals shall have equal binding force.

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PARTY A (official chop)                      By Legal Representative
                                             (or Authorized Representative):

PARTY B (official chop)                      By Legal Representative
as the entrusted party                       (or Authorized Representative):

PARTY C (official chop)                      By Legal Representative
                                             (or Authorized Representative):

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